UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 20, 2023

EVELO BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38473	46-5594527
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Kendall Square, 600/700, Suite 7-201
Cambridge, Massachusetts 02139
(Address of principal executive offices) (Zip Code)
(617) 577-0300
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EVLO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Director Departures
On November 20, 2023, in connection with the Dissolution (as defined below), each of Juan Andres, Balkrishan (Simba) Gill, Ph.D., Jose-Carlos Gutiérrez-Ramos, Ph.D., Jeffrey R. Moore, Alexander C. Reynolds, Robert L. Rosiello and Tonya Williams notified Evelo Biosciences, Inc. (the “Company,” “we,” “us,” “our,” and “Evelo”) of their resignation from the Board of Directors (the “Board”) of the Company and all committees thereof, effective upon the Company’s acceptance of such resignation. In each case, the director’s resignation was not the result of a disagreement with the Company. In connection with the foregoing resignations, the Board reduced its size from seven directors to one director in Class II authorized to serve on the Board.
Officer Departures
On November 20, 2023, in connection with the Dissolution, Simba Gill ceased serving as the Company’s President, Chief Executive Officer, principal executive officer and president, and Marella Thorell ceased serving as the Company’s Chief Financial Officer, Secretary, Treasurer, principal financial officer and principal accounting officer, in each case, effective as of 11:59 p.m., Eastern Time, on November 20, 2023. Dr. Gill and Ms. Thorell will cease their employment with the Company effective as of 11:59 p.m., Eastern Time, on December 1, 2023.
In connection with their separation, Dr. Gill and Ms. Thorell will be eligible to receive severance payments equal to four weeks of their respective base salaries in exchange for executing a release of claims in favor of the Company. The Company also anticipates entering into post-employment consulting agreements with each of Dr. Gill and Ms. Thorell under which they would provide transition consulting and advisory services relating to the Dissolution for a consulting fee of $3,150 per diem for Dr. Gill and $2,262 per diem for Ms. Thorell.
Election of Director and Officer
On November 20, 2023, the Board appointed Craig R. Jalbert, age 62, as the Company’s President and Corporate Secretary and as Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer, in each case, effective as of 12:00 a.m., Eastern Time, on November 21, 2023. Mr. Jalbert was also appointed as sole member of the Board as a Class II director, effective upon the aforementioned directors’ resignations, with a term that expires upon the election and qualification of his successor or until his earlier resignation or removal. Mr. Jalbert has not been appointed to any committee of the Board and, as of the date hereof, is not expected to be appointed to any committee of the Board.
Mr. Jalbert has served as a principal of the Foxborough, Massachusetts accounting firm of Verdolino & Lowey, P.C. since 1987. For over 30 years his practice has focused on distressed businesses, and he has served, and continues to serve, in the capacities of officer and director for numerous public and private companies in their wind down phases.
In connection with his appointment as an officer and director of the Company, Mr. Jalbert will be compensated in the amount of $10,000 per month until the date the Company files a Certificate of Dissolution and, following such filing, $50,000 per year for a period of three years thereafter. Mr. Jalbert was appointed to the Board and as an officer of the Company pursuant to an engagement letter with the Company, executed on November 20, 2023, to assist the Company in developing a plan of wind down of the Company’s business affairs. There are no family relationships between Mr. Jalbert and any director or executive officer of the Company, and Mr. Jalbert has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01. Other Matters.
Plan of Dissolution
On November 20, 2023 (the “Effective Date”), the Board: (i) determined that it is in the best interests of Evelo and its stockholders that the Company be dissolved in accordance with the General Corporation Law of the State of Delaware pursuant to a Plan of Dissolution (the “Dissolution”); (ii) approved the Dissolution; and (iii) approved seeking stockholder approval to proceed with the Dissolution pursuant to Delaware law (the “Dissolution Proposals”) at a special meeting of stockholders (the “Special Meeting of Stockholders”) to be held as soon as reasonably practicable following the Effective Date. If the Dissolution Proposals are approved, the Company intends to file a Certificate of Dissolution with the Secretary of State of the

State of Delaware in accordance with Delaware law to initiate the dissolution process. The exact timing of such filing will be subject to the discretion of the Board.
After seeking potential funding sources and other ways to continue to operate Evelo’s business, Evelo has not found a viable alternative to the Dissolution. The Board believes that the Dissolution presents the best opportunity for recovery for the Company’s creditors and may also provide an opportunity for future payments to its other stakeholders, including Evelo’s stockholders. The Company has engaged third-party advisors, Rock Creek Advisors, LLC, to assist the Company in its continuing efforts to identify strategic alternatives to help monetize the Company’s assets and maximize the value thereof. There can be no assurance that these efforts will yield the desired outcome or result in the greatest recovery, if any, for Evelo stockholders.
Evelo expects that, in connection with the proposed Dissolution, if approved by the stockholders and implemented by the Company in accordance with the Delaware General Corporation Law and the Plan of Dissolution, Nasdaq will file a Form 25 with the Securities and Exchange Commission (the “SEC”) to delist the Company’s securities. The Company expects thereafter to file a Form 15 with the SEC to terminate the registration of its securities under the Securities Exchange Act of 1934, as amended.
The foregoing description of the Dissolution and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Plan of Dissolution, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K.
Additional Information and Where to Find It
Evelo will file with the SEC a proxy statement in connection with the planned Dissolution. The definitive proxy statement will be sent to the Company's stockholders and will contain important information about the planned Dissolution. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE. Investors and stockholders may obtain a free copy of the proxy statement (when it is available) and other documents filed with the SEC at the SEC's website at www.sec.gov.
Certain Information Concerning Participants
Evelo and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders of Evelo in connection with the proposed Dissolution. Information about the persons who may be considered to be participants in the solicitation of Evelo’s stockholders in connection with its proposed Dissolution, and any interest they have in the proposed Dissolution, will be set forth in the definitive proxy statement when it is filed with the SEC. Further information about Evelo’s directors and executive officers is set forth in its proxy statement for its annual meeting of stockholders held June 2023. Copies of these documents may be obtained for free at the SEC’s website at www.sec.gov.
Forward Looking Statements
This Current Report on Form 8-K (the “Form 8-K”) contains forward-looking statements, including within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the proposed Dissolution and the related Special Meeting, our Nasdaq listing status and registration of our securities, the expected benefit of the Dissolution for our stakeholders and efforts aimed to maximize the Company’s value. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to our stockholders may not realize any value in Evelo’s shares. These and other factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023, and our other reports filed with the SEC, could cause actual results to differ materially from those indicated by the forward-looking statements made in this Form 8-K. Any such forward-looking statements represent management's estimates as of the date of this Form 8-K. While we may elect to update such forward-looking statements at some point in the future, except as required by law, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Plan of Dissolution of Evelo Biosciences, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVELO BIOSCIENCES, INC.

Date: November 21, 2023	By:	/s/ Marella Thorell
Marella Thorell
Chief Financial Officer and Treasurer